UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2008
Bookham, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-30684	20-1303994

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

2584 Junction Avenue, San Jose, California	95134

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 383-1400
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 8.01 — Other Events
Item 9.01 — Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED MAY 14, 2008

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 13, 2008, the board of directors of Bookham, Inc. (the “Company”) elected (i) Dr. Bernard Couillaud as a Class I director of the Company, to serve until the 2008 annual meeting of stockholders of the Company or until his successor is duly elected and qualified, and (ii) Mr. Edward Collins as a Class II director of the Company, to serve until the 2009 annual meeting of stockholders of the Company or until his successor is duly elected and qualified. There are no arrangements or understandings between Dr. Couillaud or Mr. Collins and any other person pursuant to which either was elected as a director and there are no transactions in which Dr. Couillaud or Mr. Collins has an interest requiring disclosure under Item 404(a) of Regulation S-K.
Upon their election, the Company granted each of Dr. Couillaud and Mr. Collins (i) a stock option to purchase 5,000 shares of common stock of the Company at an exercise price per share equal to $1.86, the closing price of the Company’s common stock on the NASDAQ Global Market on May 13, 2008, the date of their election to the Company’s board of directors and (ii) a restricted stock award for 5,000 shares of the Company’s common stock. Each of these stock option awards and restricted stock awards were granted pursuant to the Company’s Amended and Restated 2004 Stock Incentive Plan. In addition, Dr. Couillaud and Mr. Collins will receive a pro-rated portion of the $20,000 annual cash retainer and other fees for attending board and committee meetings, each in accordance with our standard director compensation policy.
Item 8.01 — Other Events
The Company issued a press release on May 14, 2008 announcing the election of Dr. Couillaud and Mr. Collins to the Company’s board of directors. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 — Financial Statements and Exhibits

(c)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKHAM, INC.
Date: May 14, 2008	By:	/s/ Stephen Abely
Stephen Abely
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 14, 2008 announcing the election of Dr. Bernard Couillaud and Mr. Edward Collins as directors of the Company.